Horizon Pharma plc April 2016 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements, including, but not limited to, statements related to Horizon Pharma's strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, expected impact, timing and potential benefits from recent and future transactions, expectations regarding development programs and clinical plans, timing of regulatory and commercial events and other statements that are not historical facts. These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon Pharma’s ability to complete any future acquisitions on anticipated terms; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of any acquisition will not be realized; risks related to future opportunities and plans for Horizon Pharma, including, without limitation, uncertainty of the expected financial performance and results of Horizon Pharma following completion of any acquisition; disruption from any future acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if the combined company does not achieve the perceived benefits of any future acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Horizon Pharma’s shares could decline, as well as other risks related to Horizon Pharma’s business, including the ability to grow sales and revenues from existing medicines and its ability to increase sales of its existing medicines; Horizon Pharma’s ability to successfully execute its commercial and acquisition strategies and achieve projected financial results for 2016 and other long-term financial metrics; the fact that past financial or operating results are not a guarantee of future results; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight, including potential changes in healthcare laws and regulations; the availability of coverage and adequate reimbursement and pricing from government and third-party payers and risks relating to the success of Horizon's patient access programs; risks associated with clinical development and regulatory approvals, including potential delays in initiating and completing studies and filing for and obtaining regulatory approvals, whether data from clinical studies will support regulatory approval, and whether clinical results will be consistent with data from animal models; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma’s filings and reports with the SEC, including in the Annual Report on Form 10-K for the year ended December 31, 2015, and subsequent quarterly reports on Form 10-Q. Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, except as required by applicable law or regulation.

Note Regarding Use of Non-GAAP Financial Measures EBITDA, or earnings before interest, taxes, depreciation and amortization, and adjusted EBITDA are used and provided by Horizon as non-GAAP financial measures. Adjustments to Horizon's GAAP figures as well as EBITDA exclude acquisition-related expenses, loss on debt extinguishment and loss on sale of long-term investments, as well as non-cash items such as share-based compensation, depreciation and amortization, royalty accretion, non-cash interest expense, and other non-cash adjustments. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. Horizon believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon's financial performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the Company’s historical and expected 2016 financial results and trends. In addition, these non-GAAP financial measures are among the indicators Horizon's management uses for planning and forecasting purposes and measuring the Company's performance. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies. Horizon has not provided reconciliation of its quarterly and full-year 2016 adjusted EBITDA outlook to an expected net income (loss) outlook because certain items that are a component of net income (loss) cannot be reasonably projected, due to the significant impact of changes in Horizon's stock price on share-based compensation, the variability associated with acquisition-related expenses due to timing and other factors.

Horizon Pharma: When Patients Benefit, Everyone Benefits Patients, Providers, Our Company, Our Shareholders & Healthcare System Helping people live better lives by building a biopharmaceutical company of tomorrow. Putting patients first by redefining how they access their medicines. Investing in differentiated medicines that address the challenges faced by patients living with rare diseases. Fast-growing, profitable company driven by a highly successful commercial model diversified across three business units. Strong cash flows enabling a disciplined and proven business development strategy. LAILA – Age 10 – California RAVICTI Patient; suffers from a Urea Cycle Disorder (UCD)

Nine Medicines Across Three Business Units Four of Nine Medicines are for Rare Diseases Orphan Rheumatology Primary Care RAYOS is known as LODOTRA outside the United States. PENNSAID 2% sold by both the Primary Care and Rheumatology sales forces. (2) (1) = orphan medicine (2) Redefining the Biopharma Business Model Built Commercial Critical Mass First; Expanding with Rare Disease Focus

2015 a Record-Breaking Year for Horizon Pharma Exceptional Financial Results; Achieved Clinical and M&A Milestones 2015 net sales of $757 million, increased 155% More than DOUBLED 2014 net sales 2015 adjusted EBITDA of $362 million, increased 316% More than QUADRUPLED 2014 adjusted EBITDA Initiated ACTIMMUNE Phase 3 trial in Friedreich’s ataxia (FA) and Phase 1 trial in cancer Expect FA data December 2016 Estimated $500mm to $1Bn peak net sales opportunit y Received European regulatory approval for RAVICTI Expect commercial launch in 2017 Acquired Hyperion (RAVICTI/BUPHENYL) and Announced Crealta (KRYSTEXXA) Acquisition Hyperion expected to generate $100mm in 2016 adjusted EBITDA; Crealta expected to add $45 to $50mm in adjusted EBITDA

    Y-o-Y   Q4 2015 Q4 2014 % Change Primary Care $162.8 $72.1 126 DUEXIS® 60.4 28.8 110 VIMOVO® 47.0 43.3 9 PENNSAID® 2% (1) 55.4 0 NM Orphan 68.2 22.5 202 ACTIMMUNE® (2) 28.1 22.5 25 RAVICTI® (3) 34.5 0 NM BUPHENYL® (3) 5.6 0 NM Rheumatology 13.5 9.2 47 RAYOS® 11.1 6.1 82 LODOTRA® 2.4 3.1 -22 Total net sales $244.5 $103.8 135     PENNSAID 2% was acquired on October 17, 2014. (2) ACTIMMUNE was acquired on September 19, 2014. (3) RAVICTI and BUPHENYL were acquired on May 7, 2015. Q4 2015 net sales up 135 percent compared to Q4 2014 Q4 2015 adjusted EBITDA up 252 percent compared to Q4 2014 Q4 2015 adjusted operating cash flow of $154mm Strong Finish to 2015 Generated Strong Q4 2015 Y-o-Y Growth ($ In Millions)

2013 – 2015 Net Sales CAGR ~220 percent Rapid Diversification with no Medicine >25 percent in 2015 Net Sales ($ in millions) Strong Quarterly Net Sales Growth and Diversification Over the Last 12 Quarters

2016 – Another Year of Strong Growth Expected Commercial Execution, Clinical Milestones and M&A Activity on Track Strong Financial Performance Expected Key Clinical Milestones Expected Shareholder Value Creation KRYSTEXXA TRIPLE immunogenicity trial data to be submitted for ACR 80% enrollment in ACTIMMUNE P3 FA trial; on track to complete mid year; data expected December 2016; estimated $500mm to $1Bn peak net sales opportunity, if approved 2016 adjusted EBITDA guidance of $505 to $520mm; expected growth of 41% at midpoint On track for 2Q16 RAVICTI sNDA submission for ages 2 mos. to 2 years; expect mid-year launch in Canada; expect 2017 European launch Requested shareholder approval for new share repurchase authorization for up to ~10% of issued shares Acquired Crealta (KRYSTEXXA) January 2016; expect multiple transactions in 2016 2016 net sales guidance of $1.025 to $1.050Bn; expected growth of 37% at midpoint

Requesting New Share Repurchase Authorization New Share Repurchase Authorization In the proxy statement, requested shareholder approval for new share repurchase authorization of up to ~10% of issued ordinary shares, or up to 16 million shares As an Irish company, Irish law requires shareholder approval and then Board of Directors approval Committed to creating value for our shareholders Strong balance sheet and cash flow preserves ability to continue to pursue M&A strategy Attractive M&A remains highest priority for capital allocation

Confirmed FY16 Guidance; Provided 1H16 Guidance as a Percent of FY16 Net Sales and Adjusted EBITDA % of Full-Year Net Sales Contribution   Q1 Q2 2H     2014 17.5% 22.2% 60.3% 2015 14.9% 22.8% 62.2% 2016(1) 19-20% 22-23% 57-59% % of Full-Year Adjusted EBITDA Contribution   Q1 Q2 2H     2014 10.0% 24.7% 65.2% 2015 9.0% 21.0% 70.0% 2016(1) 13-14% 21-22% 64-66% 2016 percentages based on midpoint of full-year 2016 guidance range. Note: For Q1 16 and FY 16, the gross to net ranges for DUEXIS, VIMOVO, PENNSAID 2% AND RAYOS are estimated to be 78 to 79 percent and 75 to 80 percent, respectively. Q1 2016 net sales guidance would represent 79% y-o-y growth at midpoint Q2 2016 net sales guidance would represent 35% y-o-y growth at midpoint Q1 2016 adjusted EBITDA guidance would represent 114% y-o-y growth at midpoint, or 34% of sales Q2 2016 adjusted EBITDA guidance would represent 45% y-o-y growth at midpoint, or 47% of sales FY16 Net Sales Guidance of $1.025 to $1.050Bn FY16 Adjusted EBITDA Guidance of $505 to $520mm

Q1 2016 Total Prescriptions Q1 2015 Total Prescriptions % Growth Actual Actual DUEXIS 143,311 80,386 78% VIMOVO 96,741 70,140 38% PENNSAID 2% 109,186 34,386 218% Primary Care Total 349,238 184,912 89% RAYOS 9,937 4,581 117% 4 Week Average Prescriptions 4 Week vs. Prior 4 Week Growth Rate 4 Week y-o-y Growth Rate Actual DUEXIS 11,468 9% 59% VIMOVO 7,699 7% 30% PENNSAID 2% 8,896 11% 135% Primary Care Total 28,062 9% 66% RAYOS 774 2% 81% Strong Total Prescription Growth Latest 13 Weeks (Y/Y)* Continued Strong Execution and Growth of Medicines Latest 4 Weeks* *IMS NPA TRx Data for Data Week Ending 2016-04-01

($ in millions) 2013 2014 2015 2016E 2020(1) Note: Excludes any future business development activities. Horizon internal goals based on long-range plan presented November 9, 2015. Does not include ACTIMMUNE in certain cancers or the acquisition of Crealta. Adjusted EBITDA Projected: ~60% of net sales $2Bn+ in 2020 Net Sales in Long-Range Plan Net Sales More than Double in 4 Years with Orphan Medicines Becoming Majority

Friedreich’s ataxia (FA) Autosomal Dominant Osteopetrosis Combo cancer therapy w/OPDIVO®(1) Next-generation formulation rket Post-Market Phase 3 Phase 2 Phase 1 Pre- clinical Urea Cycle Disorders Two months to two years of age Birth to two months of age PMR (Dose-sparing) Lupus (Address fatigue) Collaborator FARA UCLA/Indiana U Fox Chase UCDC UCDC OMERACT ALR Focused Development Pipeline ACTIMMUNE FA and KRYSTEXXA Immunogenicity Key Financial Upside Registered trademark of Bristol-Myers Squibb Immunogenicity Lipsky

Strong Footprint in Rare Diseases

ACTIMMUNE in FA Offers Transformational Upside ($500mm – $1Bn Annually)

Valuable, Growing Medicines in Current Indications

- $270mm annual net sales run rate
- Current indications with peak annual U.S. net sales opportunity of ~$500mm[(1)] in 2020
- Attractive contribution margins
- Long-life assets
- Expansion opportunities Ex-U.S.

Significant Potential Upside with Additional Indications

- FA Phase 3 trial underway[(2)] with late 2016 read-out
- Potential combination therapy with OPDIVO® in cancer[(3)]
- Annual U.S. net sales opportunity of ~$800mm - $1.5Bn[(1)] in 2020

(1) Horizon estimate.
(2) Use of ACTIMMUNE in FA is investigational only, and safety and efficacy has not been established for use in FA. For further information see www.ACTIMMUNE.com.
(3) Use of ACTIMMUNE with OPDIVO® is investigational only, and safety and efficacy has not been established for use with any PD-1 and PD-L1 inhibitor. For further information see www.ACTIMMUNE.com. Registered trademark of Bristol-Myers Squibb.

15

HORIZON

ACTIMMUNE in Friedreich's Ataxia

~$500mm – $1Bn[1] U.S. Annual Net Sales Opportunity

Friedreich's Ataxia

- **85% of diagnosed patients exhibit symptoms before the age of 12**
- **Life-shortening**
  - Life span is 30 to 40 years of age
- **No FDA approved treatment**
- **Current approach**
  - Monitor symptoms
  - Most patients take vitamins and antioxidants

Prevalence/Commercial Opportunity

- **Prevalence**
  - ~3,700 U.S.
- **Patients in Friedreich's Ataxia Research Alliance (FARA) patient registry**
  - 2,400 globally
  - ~1,500 U.S. patients and growing

Note: Use of ACTIMMUNE in FA is investigational only, and safety and efficacy has not been established for use in FA. For further information, see www.ACTIMMUNE.com.

(1) Horizon estimate.

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HORIZON

ACTIMMUNE Phase 3 Trial in FA Patient Enrollment at 80 percent Note: Use of ACTIMMUNE in FA is investigational only, and safety and efficacy has not been established for use in FA. For further information see www.ACTIMMUNE.com. Data available December 2016 sBLA submission in Q1 2017 Potential FDA approval in Q3 2017 (Fast Track Designation) Potential Clinical and Regulatory Milestones 80 percent enrolled Target date for full enrollment of 90 patients is mid-year 2016 Identifying and enrolling patients via FARA patient registry Patient Enrollment Currently 80%

ACTIMMUNE with PD-1/PD-L1 Inhibitors

~$300mm – $500mm[1] U.S. Annual Net Sales Opportunity

Phase 1 Dosing Trial Initiated December 2015

- In collaboration with Fox Chase Cancer Center
- ACTIMMUNE in combination with OPDIVO® in advanced solid tumors (kidney and bladder cancers)

Significant investments in PD-1/PD-L1 checkpoint inhibitors

- Two currently approved medicines
  - KEYTRUDA® (pembrolizumab) – Merck[2]
  - OPDIVO® (nivolumab) – BMS[3]

Analysts project PD-1/PD-L1 checkpoint inhibitors market >$30Bn

Note: Use of ACTIMMUNE with PD-1 and PD-L1 inhibitors is investigational only, and safety and efficacy has not been established for use with any PD-1 and PD-L1 inhibitor. For further information see www.ACTIMMUNE.com.

(1) Horizon estimate in kidney and bladder cancers.
(2) Registered trademark of Merck.
(3) Registered trademark of Bristol-Myers Squibb.

18

HORIZON

Design: Open label design to assess the safety, efficacy and PK of RAVICTI in pediatric patients under two years of age Subjects: UCD patients up to two years of age Sites: U.S. sites Target dates: Two months – two years sNDA submission: Q2 2016 Birth – two months sNDA submission: Q1 2018 Birth to Two Years of Age RAVICTI U.S. Label Expansion Q2 2016 Submission of sNDA for Two Months to Two Years of Age

Orphan Business Long-Range Plan

~$1.3 - $2Bn+ Annual U.S. Net Sales Opportunity in 2020[1]



Net Sales ($ in millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Existing Indications (ACTIMMUNE, RAVICTI & BUPHENYL)
ACTIMMUNE Friedreich's ataxia (FA)
ACTIMMUNE Cancer
~$500
~$500 - $1,000
~$300 - $500
~$1,300 - $2,000
Existing Indications (2)
ACTIMMUNE FA
ACTIMMUNE Cancer
Total

(1) Horizon estimate. Midpoint of ranges are represented on chart for FA and cancer (kidney and bladder).
(2) ACTIMMUNE, RAVICTI and BUPHENYL.

20

HORIZON

Clinically Differentiated Medicines Superior Commercial Execution Primary Care Brands Affordable Patient Access Primary Care/Rheumatology Commercial Model Patient Focused with Continued Best-in-Class Execution Rheumatology Brands

VIMOVO and DUEXIS

Innovative Medicines Addressing Unmet Medical Need in Clinical Practice

Non-Compliance and Associated Morbidity and Mortality PROVEN

>25 Years since NSAID+GI Protection Availability

NSAID-Induced GI Toxicity

- GI intolerance incidence: up to 50%[1]
- Endoscopic ulcers incidence: 15-46%[2]
- Leads to 107K hospitalizations and 16.5K deaths per year[3]

PROVEN Poor Physician and Patient Compliance

- 76% of MDs do not prescribe concomitant GI therapy[4]
- 61% of patients non-compliant by the 3rd prescription[5]

Data PROVES GI Protective Agents NOT Utilized in Clinical Practice

DUEXIS & VIMOVO are novel, proprietary formulations of two of the most prescribed NSAIDs combined with a GI protectant in a single pill

(1) Singh and Rosen Ramey. J Rheumatol. 1998;51(suppl):8–16.
(2) Geis et al. J Rheumatol. 1996;18:11–14.
(3) M.Wolfe, et.al.; Gastrointestinal Toxicity of Nonsteroidal Anti-inflammatory Drugs; NEJM; vol. 340; no. 24; June 1999.
(4) BMC Musculoskeletal Disorders 2006, 7:79.
(5) Sturkenboom, et.al.; Aliment Pharmacol Ther 2003; 18:1137-1147.

22

HORIZON

Patients Receive Horizon’s Clinically Differentiated Medicines with Minimal Out-of-Pocket Costs Co-pay Assistance Affordable Patient Co-pay for Rejected Rx’s Primary Care & Rheumatology(1) Orphan Reimbursement Support Clinical Nurse Program Patient Assistance Co-pay Assistance Available to commercial patients only. Horizon Pharma is Committed to Ensuring Patient Access to the Medicines their Physicians Prescribe

Horizon Pharma Growth Driven by Rapid Volume Growth(1) Prescription Volume +198 percent vs. Average Net Realized Price +4 percent Quarterly Average Net Realized Price (ANRP) and Prescription Volumes 1/1/14 to 12/31/15 Eight-Quarter Prescription Growth of 198 percent Since Q1 2014 Average net realized price increased 4 percent cumulatively since Q1 2014 DUEXIS, VIMOVO, PENNSAID 2% and RAYOS.

Crealta Acquisition

Adds Orphan Medicine KRYSTEXXA to Rheumatology Business

Krystexxa®
(pegloticase) Injection, 8mg/mL, for Intravenous Infusion

Orphan biologic for the treatment of chronic refractory gout[1] (50-100k pts)

- PEGylated uric acid specific enzyme offers a unique mechanism of action
- Proven efficacy in resolution of tophaceous disease
- Patent protection until 2027
- Worldwide rights; Marketed in the U.S. Approved, not marketed in EU
- Peak annual U.S. net sales opportunity of ~$250mm[2]

Robust plan in action to drive growth and address immunogenicity

- Significant expansion of sales, marketing, and medical professionals supporting KRYSTEXXA
- Extensive investment in additional infusion support services, peer to peer education, and patient outreach, launching in Q2 2016
- TRIPLE trial addressing immunogenicity is underway; expecting data in late 2016

(1) Please see full prescribing information, available at www.KRYSTEXXA.com.
(2) Horizon estimate.

25

HORIZON

Initial IP Position IP Today No Orange Book (OB) listed patents at approval 6 OB listed patents Settled Par litigation by granting a right to market beginning Jan. 1, 2023 1 allowed and 6 OB listed patents at acquisition in 4Q 2014 2 allowed + 13 OB listed patents with protection to 2030 Settled Paddock (Perrigo) & Taro litigations by granting a right to market no sooner than Jan. 10, 2029 2 OB listable patents at acquisition in 2Q 2010 7 OB listed patents with protection to at least 2024 Settled Actavis litigation by granting a right to market no earlier than Dec. 23, 2022 2 OB listed patents (excluding esomeprazole patents) 1 allowed + 8 listed OB patents (excluding esomeprazole patents), and 1 process patent with protection to at least 2031. 13 U.S. issued patents including esomeprazole patents Longer Life Products Horizon Aggressively Augments Acquired IP with Additional Filings…

Initial IP Position IP Today 2 U.S. patents extending to 2022; perpetual Genentech know-how license 2 U.S. patents extending to 2022; perpetual Genentech know-how license Orphan Drug Designation in Oct. 2014 for FA 3 OB listed patents with protection to 2032 1 allowed + 5 OB listed patents with protection to 2032 Longer Life Products …while Maintaining Strong IP for Orphan Medicines 15 U.S. patents, extending to 2027 15 U.S. patents, extending to 2027

Strong Track Record of Successful Acquisitions Success is Defined by Post-Acquisition Volume Growth (1) BUPHENYL is known as AMMONAPS outside the United States. (2) PENNSAID 2% was re-launched by Horizon sales force in January 2015. (3) VIMOVO was re-launched by Horizon sales force in January 2014. (4) RAYOS is known as LODOTRA outside the United States. January 2016 Acquisition of Crealta May 2015 Acquisition of Hyperion Therapeutics October 2014 Acquisition of PENNSAID 2% from Nuvo Research September 2014 Acquisition of Vidara Therapeutics November 2013 Acquisition of VIMOVO from AstraZeneca April 2010 Acquisition of Nitec Pharma (2) (4) Maximize Shareholder Value Creation by Executing Aggressive Business Development via Medicine / Company Acquisitions (1) (3)

Success Drives Evolving Business Development Strategy Enables Expansion to Longer Life, Global Expansion and Development Stage Assets Development-stage opportunities may not be immediately accretive. BD Criteria Prior Focus Current Focus Minimum Net Sales $20 – $200mm $20mm+ Other Financial Metrics Immediate accretion, positive NPV Immediate accretion, positive NPV(1) Product Profile Clinically differentiated Clinically differentiated IP Life Long-life focus Increased focus on extending average LOE Business Unit Priority Agnostic Orphan and Rheum are priorities Geography U.S. only WW for Orphan Stage of Development Marketed only Late-stage development + marketed(1) Maintain Evolution

Strong Financial Position December 31, 2015 ($ in millions except shares) December 31, 2015 Cash and cash equivalents $860 Senior secured term loans - Due 2021 398 2.5% exchangeable senior notes - Due 2022 400 Senior notes - Due 2023 475 Total Debt (Face Amount) $1,273 Less debt discount (127) Total Debt (Book Value) $1,145 Shares outstanding (4Q15 diluted weighted avg.) 163,834,135 Strong Capital Structure with Net Debt of $413M as of December 31, 2015

Horizon Pharma: When Patients Benefit, Everyone Benefits Patients, Providers, Our Company, Our Shareholders & Healthcare System Helping people live better lives by building a biopharmaceutical company of tomorrow. Putting patients first by redefining how they access their medicines. Investing in differentiated medicines that address the challenges faced by patients living with rare diseases. Fast-growing, profitable company driven by a highly successful commercial model diversified across three business units. Strong cash flows enabling a disciplined and proven business development strategy. LAILA – Age 10 – California RAVICTI Patient; suffers from a Urea Cycle Disorder (UCD)

Horizon Pharma plc April 2016

GAAP to Non-GAAP Reconciliation EBITDA

GAAP to Non-GAAP Reconciliation EBITDA

Horizon Pharma plc April 2016